amalgamatedbank.com Member FDIC Amalgamated Financial Corp. Fourth Quarter 2021 Earnings Presentation January 27, 2022

2 Safe Harbor Statements INTRODUCTION On March 1, 2021 (the “Effective Date”), Amalgamated Financial Corp. (the “Company”) completed its holding company reorganization and acquired all of the outstanding stock of Amalgamated Bank (the “Bank”). In this presentation, unless the context indicates otherwise, references to “we,” “us,” and “our” refer to the Company and the Bank. However, if the discussion relates to a period before the Effective Date, the terms refer only to the Bank. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. any statement that does not describe historical or current facts is a forward-looking statement. These statements generally can be identified by forward-looking terminology, such as “plan,” “seek to,” “outlook,” “guidance,” “may,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “forecast,” “expect,” “estimate,” “continue,” “initiatives,” and “intend,” as well as other similar words and expressions of the future. These forward-looking statements include, but are not limited to, our 2022 Guidance and statements related to future loss/income (including projected non-interest income) of solar tax equity investments. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, many of which are beyond our control and any or all of which could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: • negative economic and political conditions that adversely affect the general economy, housing prices, the real estate market, the job market, consumer confidence, the financial condition of our borrowers and consumer spending habits, which may affect, among other things, the level of non-performing assets, charge-offs and provision expense; • the rate of growth (or lack thereof) in the economy and employment levels, as well as general business and economic conditions, coupled with the risk that adverse conditions may be greater than anticipated in the markets that we serve; • the COVID-19 pandemic and its continuing effects on the economic and business environments in which we operate; • continuation of the historically low short-term interest rate environment; • fluctuations or unanticipated changes in interest rates on loans or deposits or that affect the yield curve; • our inability to maintain the historical growth rate of our loan portfolio; • changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments either as they currently exist or as they may be affected by conditions associated with the COVID-19 pandemic; • the impact of competition with other financial institutions, many of which are larger and have greater resources, and fintechs, as well as changes in the competitive environment; • our ability to meet heightened regulatory and supervisory requirements; • our ability to grow and retain low-cost core deposits and retain large, uninsured deposits; • any matter that would cause us to conclude that there was impairment of any asset, including intangible assets; • inability to comply with regulatory capital requirements, including those resulting from changes to capital calculation methodologies, required capital maintenance levels or regulatory requests or directives; • risks associated with litigation, including the applicability of insurance coverage; • the risk of not achieving anticipated cost savings related to reduction in the number of branch locations and other expense areas; • a failure in or breach of our operational or security systems or infrastructure, or those of third party vendors or other service providers, including as a result of unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches, the risk of any of which could be exacerbated by employees and others working remotely as a result of the effects of the COVID-19 pandemic; • volatile credit and financial markets both domestic and foreign; • the risk that the preliminary financial information reported herein and our current preliminary analysis could be different when our review is finalized; • unexpected challenges related to our executive officer retention; and • risks related to our proposed acquisition of Amalgamated Bank of Chicago, including, among others, that the acquisition does not close when expected or at all because conditions to closing are not satisfied on a timely basis or at all, or that financial projections from the acquisition are not realized. Additional factors which could affect the forward-looking statements can be found in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC and available on the SEC’s website at www.sec.gov/. Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. We disclaim any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, or to update the reasons why actual results could differ from those contained in or implied by such statements, whether as a result of new information, future events or otherwise, except as required by law.

3 Safe Harbor Statements cont. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures including, without limitation, “Core Operating Revenue,” “Core Non-interest Expense,” “Tangible Common Equity,” “Average Tangible Common Equity,” “Core Efficiency Ratio,” “Core Net Income,” “Core ROAA,” and “Core ROATCE.” We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Specifically, we believe these non-GAAP financial measures (a) allow management and investors to better assess our performance by removing volatility that is associated with discrete items that are unrelated to our core business, and (b) enable a more complete understanding of factors and trends affecting our business. Non-GAAP financial measures, however, have inherent limitations, are not required to be uniformly applied, and are not audited. Accordingly, these non-GAAP financial measures should not be considered as substitutes for GAAP financial measures, and we strongly encourage investors to review the GAAP financial measures included in this presentation and not to place undue reliance on any single financial measure. In addition, because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures presented in this presentation with other companies’ non-GAAP financial measures having the same or similar names. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. Reconciliations of non-GAAP financial disclosures to what we believe to be the most directly comparable GAAP measures found in this presentation are set forth in the final pages of this presentation and also may be viewed on the bank’s website, amalgamatedbank.com. You should assume that all numbers presented are unaudited unless otherwise noted.

4Q21 Highlights 4 1. See non-GAAP disclosures on pages 21-22 2. Pre-tax, pre-provision income is defined as net interest income plus non-interest income less non-interest expense 3. Core pre-tax, pre-provision income excluding the effects of tax credits or losses on solar investments INCOME STATEMENT • GAAP net income of $0.50 per diluted share; core net income of $0.53 per diluted share(1) • Pre-tax, pre-provision income(2) of $24.4 million compared to $17.1 million in 3Q21 • Core pre-tax, pre-provision income(3) of $20.2 million compared to $17.8 million in 3Q21 • Efficiency ratio of 58.94% in 4Q21, compared to 65.95% in 3Q21 ◦ Efficiency ratio was favorably impacted approximately 6 pct pts and 1 pct pts from equity method investments in solar initiatives in 4Q21 and 3Q21, respectively BALANCE SHEET • Deposits increased $131.8 million compared to 3Q21 primarily due to new relationships in core markets • Net loans increased $189.9 million, or 6.2%, to $3.3 billion, on a linked quarter basis • Cash decreased from $690.2 million to $330.5 million, on a linked quarter basis • Issued $85.0 million of $3.25% Fixed-to-Floating Rate subordinated notes, due 2031 CAPITAL • Capital ratios remained strong with CET1 of 12.98% and Tier 1 Leverage of 7.62% • Tangible book value of $17.56 compared to $17.33 as of 3Q21

ABOC Transaction Update

1

Ongoing Extensive Preparation and Integration with ABOC Team

Acquisition now expected to close in early second quarter 2022

2

ABOC Acquisition Economics Remain Unchanged

Strategic market share expansion to include Chicago as 3rd largest US MSA

3

Well-Positioned with Successful $85 Million Debt Capital Raise

Closed public offering of 3.250% Fixed-to-Floating Rate Subordinated Notes due 2031 during fourth quarter 2021

4

Acquisition Accretive in 2022

Accretive value run rate of 50% to 75% of full year projections 2021

Strong Financial Metrics…

~17%	~2 years	No	2.9 years
GAAP EPS Accretion to AMAL[(1)]	EPS Pull Forward	Ownership Dilution (Cash Deal)	TBV Earn-back

Note: All figures contemplate payment of contingent purchase price and associated payouts under management contracts, and achievement of anticipated synergies

1. 2023 GAAP EPS accretion (assumes deal closes in Q4 2021)

5

Trends 6 KEY FINANCIAL TRENDS THROUGH 4Q21 ($ in millions) 1. Compounded Annual Growth Rate (“CAGR”) 2. Pre-tax Pre-provision Earnings, excluding tax credits on solar investments, was $79.3 million in 2020, and $71.5 million in 2021 8.9% CAGR(1) 18.4% CAGR(1) 27.8% CAGR(1) Pre-tax Pre-Provision Earnings(2) Ending Deposits NPA / Total Assets Net Loans + PACE $3,233 $4,105 $4,641 $5,339 $6,356 2017 2018 2019 2020 4Q21 2.20% 1.27% 1.25% 1.38% 0.77% 2017 2018 2019 2020 4Q21 $2,780 $3,211 $3,703 $3,868 $3,904 $3,439 $3,447 $3,277 $— $— $264 $421 $627 2017 2018 2019 2020 4Q21 $26.4 $50.1 $68.0 $86.7 $70.4 2017 2018 2019 2020 2021 >>

Deposit Portfolio 7 TOTAL DEPOSITS ($ in billions) 4Q21 HIGHLIGHTS • Total ending deposits increased $131.8 million compared to 3Q21 due to post-election rebound in political deposits and new relationships in core markets ◦ Total average deposits increased $311.9 million • Average non-interest bearing deposits increased $213.7 million, primarily due to political deposits • Non-interest bearing deposits represented 52% of ending deposits in 4Q21, compared to 51% in 3Q21 $5.6 $5.6 $5.7 $6.0 $6.3 $5.3 $5.7 $5.9 $6.2 $6.4 Average End of Period 4Q20 1Q21 2Q21 3Q21 4Q21

8 HISTORICAL TREND ($ in millions) Political Deposits $182 $271 $419 $511 $579 $775 $1,101 $1,212 $603 $692 $791 $1,015 $990 $986 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1/19/22

Interest Earning Assets 9 INTEREST EARNING ASSETS OF $6.8B AS OF DECEMBER 31, 2021 We maintain a diverse, low risk profile of interest earning assets Multifamily & Commercial Real Estate $1.2 B • No fossil fuel exposure • $259mm of government guaranteed loans • $265mm residential solar loans with strong credit profiles • Predominantly NYC properties with low LTV: MF = 52%, CRE = 51% • $929mm agency securities • $1,390mm non-agency securities • $627mm of PACE securities with low LTV • All non-agency MBS/ABS securities are top of the capital structure • 99% first lien mortgages • Low LTV = 60% • 81%/19% originated to purchased portfolio $6.8B as of 4Q21 Securities $3.0B Cash, Resell Agreements, and Other $0.6B Residential $1.1B Multifamily & Commercial Real Estate $1. B C&I, Consumer and Other $1.0B

Loans and Held-to-Maturity Securities 10 TOTAL LOANS ($ in millions) HELD-TO-MATURITY SECURITIES ($ in millions) • Total loans increased $189.9 million, or 6.2%, compared to 3Q21 due to increased loan originations and reduced run-off • 4Q21 Yield of 4.01%; an increase of 17 bps compared to 3Q21 (12 bps of which was due to interest received on a reinstated loan) and a decrease of 3 bps compared to 4Q20 • PACE securities of $627.4 million increased $0.2 million from $627.2 million in 3Q21 4Q21 HIGHLIGHTS $494 $531 $625 $725 $844 $421 $452 $546 $627 $627 $73 $80 $79 $98 $216 PACE (HTM) Non Pace HTM 4Q20 1Q21 2Q21 3Q21 4Q21 $3,447 $3,223 $3,137 $3,087 $3,277 4.04% 3.83% 3.82% 3.84% 4.01% Total Loans, net Loan Yield 4Q20 1Q21 2Q21 3Q21 4Q21

Investment Securities 11 SECURITIES – BOOK VALUE(1) ($ millions) 1. Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale 2. MBS/ABS does not include PACE assessments • Investment Securities totaled $2.9 billion book value for 4Q21 • Securities increased $276.4 million in 4Q21 compared to 3Q21 with continued mix shift toward non-agency partially from PACE assessment growth ◦ Non-agency securities in 4Q21 include $627.4 million of PACE assessments, which are non-rated • 86.3% of all non-agency MBS/ABS securities are AAA rated and 99.4% are A rated or higher(2); all CLO’s are AAA-rated • As of 4Q21 average subordination for the C&I CLOs was 42.2% 4Q21 HIGHLIGHTS $2,008 $2,199 $2,425 $2,662 $2,946 $755 $889 $1,031 $1,164 $1,390 $421 $452 $546 $627 $627 $832 $858 $848 $871 $929 2.21% 2.18% 2.15% 2.19% 2.18% Non-Agency PACE Agency Yield 4Q20 1Q21 2Q21 3Q21 4Q21

Net Interest Income and Margin 12 NET INTEREST INCOME & MARGIN ($ millions) • Net interest income was $47.1 million, compared to $43.4 million in 3Q21 • 4Q21 NIM at 2.77%; an increase of 7 bps compared to 3Q21 and a decrease of 29 bps compared to 4Q20 • 4Q21 NIM was negatively impacted by approximately 20 bps due to the excess level of cash on the balance sheet • Loan prepayment penalties favorably impacted NIM by 2 bps in 4Q21, compared to 1 bp and 13 bps in 3Q21 and 4Q20, respectively 4Q21 HIGHLIGHTS $45.7 $41.8 $42.0 $43.4 $47.1 3.06% 2.85% 2.75% 2.70% 2.77% Net Interest Income Net Interest Margin 4Q20 1Q21 2Q21 3Q21 4Q21

Solar Tax-Equity Investments

OVERVIEW OF SOLAR TAX-EQUITY INVESTMENTS

- Realization of tax benefits in the project life and subsequent change in the fair value of the investment creates volatility in the earnings stream
- New solar tax-equity investment contributed $5.3 million in income in Q4, but is expected to generate losses over the next 3 quarters before reaching a steady state. Existing investments have reached a steady state income phase and all investments are net profitable over their lives
- We expect more solar tax-equity investment initiatives in the future (not shown in forecast below)

ACTUAL AND PROJECTED SOLAR INCOME

$ millions



Actual
Forecast
$0.0
-$3.8
$0.2
-$1.8
$0.2
-$0.8
$0.5
$5.3
$0.3
-$0.5
$0.3
-$0.9
$1.4
-$2.9
$2.3
$0.0
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
FY22
FY23-25
Tax credits (losses) on solar investments
Steady state solar income

13

Non-Interest Expense and Efficiency 14 NON-INTEREST EXPENSE ($ millions) • Efficiency ratio of 58.9% for 4Q21 • Core efficiency ratio of 57.2% for 4Q21(1) • Non-interest expense for 4Q21 was $35.0 million • Non-interest expense for 4Q21 was $2.0 million higher compared to 3Q21 primarily due to $0.9 million of ABOC deal related costs, and $0.7 million in data processing expenses • Efficiency ratio excluding equity method investments in solar initiatives was 64.7% for 4Q21 and 64.9% for 3Q21 4Q21 HIGHLIGHTS 1. See non-GAAP disclosures on pages 21-22 $32.7 $31.7 $31.4 $32.6 $34.0 $32.7 $32.8 $31.4 $33.0 $35.0 58.7% 69.2% 66.8% 65.7% 57.2% 58.7% 71.5% 66.3% 66.0% 58.9% Core NIX NIX Core Eff Ratio Eff Ratio 4Q20 1Q21 2Q21 3Q21 4Q21

Allowance for Loan Losses 15 ALLOWANCE FOR LOAN LOSSES / TOTAL LOANS ALLOWANCE FOR LOAN LOSSES (ALLL) CHANGE FROM 4Q20 TO 4Q21 ($ millions) • Allowance for loan losses totaled $35.9 million in 4Q21, unchanged from 3Q21 because loss factor, quantitative and credit quality improvements were offset by a leveraged loan downgrade and higher loan balances • Allowance for loan losses as of 4Q21 was $5.7 million lower on a year over year basis, due largely to lower loan balances and credit quality improvement 4Q21 HIGHLIGHTS 4Q20 Allowance $ 41.6 Loan balances (2.4) Changes in credit quality (1.9) Qualitative factors (0.6) 1Q21 Allowance $ 36.7 Specific reserves 1.4 Changes in credit quality 0.6 Charge-offs 0.3 Loan balances (1.0) 2Q21 Allowance $ 38.0 Qualitative factors (0.7) Loan balances (0.8) Charge-offs (0.1) Changes in credit quality (0.5) 3Q21 Allowance $ 35.9 Loan balances 2.5 Specific reserves (1.4) Changes in credit quality 0.3 Qualitative factors (1.4) 4Q21 Allowance $ 35.9 1.19% 1.13% 1.20% 1.15% 1.08% 4Q20 1Q21 2Q21 3Q21 4Q21

Credit Quality Portfolio 16 NPA / TOTAL ASSETS NCO / AVERAGE LOANS(1) 4Q21 HIGHLIGHTS • Nonperforming assets were $54.6 million as of 4Q21, compared to $67.8 million in 3Q21 • Net charge-offs to average loans of 0.44% in 4Q21 was 46 bps higher than 3Q21 primarily related to our focus on reducing nonperforming assets • We sold $4.5 million of nonperforming residential loans • Pass rated loans are 93% of loan portfolio 1. Annualized LOAN CREDIT RISK RATINGS ($ millions) Pass Rated Special Mention Substandard / Doubtful Total C&I $ 693 $ 10 $ 26 $ 729 Multifamily 722 49 51 822 CRE and construction 320 14 68 402 Residential real estate 1,051 — 13 1,064 Consumer and other 292 — — 292 Total $ 3,078 $ 73 $ 158 $ 3,309 1.38% 1.27% 1.08% 0.99% 0.77% 4Q20 1Q21 2Q21 3Q21 4Q21 1.24% 0.20% 0.04% (0.02)% 0.44% 4Q20 1Q21 2Q21 3Q21 4Q21

Returns 17 (1) See non-GAAP disclosures on pages 21-22 (2) Core ROATCE excluding tax credits on solar investments was 8.6%, 12.3%, 8.7%, 11.1% and 9.2% for 4Q20, 1Q21, 2Q21, 3Q21 and 4Q21, respectively ROAE & CORE ROATCE (1)(2) 10.3% 9.1% 7.6% 10.3% 11.2%10.7% 10.0% 7.7% 10.6% 12.2% ROAE CORE ROATCE 4Q20 1Q21 2Q21 3Q21 4Q21

Capital 18 TIER 1 LEVERAGE RATIO COMMON EQUITY TIER 1 RATIO • Regulatory capital ratios remained strong ◦ Tier 1 leverage ratio of 7.62% as of 4Q21 ◦ Excluding the excess liquidity, tier 1 leverage ratio would be 8.17% ◦ Common Equity Tier 1 Capital of 12.98% • Tier 1 leverage ratio was 23 bps lower compared to the previous quarter, primarily driven by excess cash from strong deposit growth 4Q21 HIGHLIGHTS 7.97% 8.06% 7.93% 7.85% 7.62% 8.26% 8.47% 8.50% 8.56% 8.17% Tier 1 Leverage Leverage Ratio ex-Excess Liquidity 4Q20 1Q21 2Q21 3Q21 4Q21 13.11% 13.70% 13.63% 13.98% 12.98% 4Q20 1Q21 2Q21 3Q21 4Q21

2022 Guidance 19 2022 FINANCIAL OUTLOOK • Assumptions are based on AMAL stand-alone company and do not include ABOC accretion impact • ABOC accretion projections remain unchanged. Targeting deal close in early second quarter 2022 • Core pre-tax pre-provision earnings of $75 million to $85 million ◦ Excludes tax credit impact of solar tax equity income/(loss) and any future non- core items ◦ Net Interest Income of $184 million to $192 million ◦ No change in Fed rate targets • Approximately 5% balance sheet growth, driven by loan growth and managing cash and short-term securities mix 2022 INITIATIVES • Invest in lending strategy via personnel, invest in key talent across critical roles • Drive ESG ResponsiFunds and overall profitability of Trust business

Appendix

Reconciliation of Non-GAAP Financials 21 As of and for the As of and for the Three Months Ended Year Ended (in thousands) December 31, 2021 September 30, 2021 December 31, 2020 December 31, 2021 December 31, 2020 Core operating revenue Net Interest income (GAAP) $ 47,081 $ 43,387 $ 45,655 $ 174,304 $ 180,016 Non-interest income 12,361 6,702 10,040 28,389 40,604 Less: Branch sale (gain) loss (1) — — — — (1,394) Less: Securities (gain) loss 106 (413) — (649) (1,605) Core operating revenue (non-GAAP) $ 59,548 $ 49,676 $ 55,695 $ 202,044 $ 217,621 Core non-interest expense Non-interest expense (GAAP) $ 35,032 $ 33,034 $ 32,670 $ 132,255 $ 133,886 Less: Branch closure expense (2) — — — — (8,330) Add: Severance (3) (54) — — (1,144) (201) Less: ABOC (930) (392) — (1,322) — Core non-interest expense (non-GAAP) $ 34,048 $ 32,642 $ 32,670 $ 129,789 $ 125,355 Core net income Net Income (GAAP) $ 15,924 $ 14,416 $ 13,790 $ 52,937 $ 46,188 Less: Branch sale (gain) loss (1) — — — — (1,394) Less: Securities (gain) loss 106 (413) — (649) (1,605) Add: Branch closure expense (2) — — — — 8,330 Add: Severance (3) 54 — — 1,144 201 Add: ABOC 930 392 — 1,322 — Less: Tax on notable items (257) 5 — (457) (1,407) Core net income (non-GAAP) $ 16,757 $ 14,400 $ 13,790 $ 54,297 $ 50,313 (1) Fixed Asset branch sale in March 2020 (2) Occupancy and other expense related to closure of branches during our branch rationalization (3) Salary and COBRA expense reimbursement expense for positions eliminated

Reconciliation of Non-GAAP Financials 22 As of and for the As of and for the Three Months Ended Year Ended (in thousands) December 31, 2021 September 30, 2021 December 31, 2020 December 31, 2021 December 31, 2020 Tangible common equity Stockholders' Equity (GAAP) $ 563,875 $ 556,390 $ 535,821 $ 563,875 $ 535,821 Less: Minority Interest (133) (133) (133) (133) (133) Less: Goodwill (12,936) (12,936) (12,936) (12,936) (12,936) Less: Core deposit intangible (4,151) (4,453) (5,358) (4,151) (5,358) Tangible common equity (non-GAAP) $ 546,655 $ 538,868 $ 517,394 $ 546,655 $ 517,394 Average tangible common equity Average Stockholders' Equity (GAAP) $ 562,379 $ 555,757 $ 530,352 $ 552,173 $ 508,995 Less: Minority Interest (133) (133) (133) (133) (134) Less: Goodwill (12,936) (12,936) (12,936) (12,936) (12,936) Less: Core deposit intangible (4,299) (4,602) (5,525) (4,748) (6,037) Average tangible common equity (non-GAAP) $ 545,011 $ 538,086 $ 511,758 $ 534,356 $ 489,888 Core return on average assets Core net income (non-GAAP) $ 16,757 $ 14,400 $ 13,790 $ 54,297 $ 50,313 Divided: Total average assets 7,010,890 6,632,506 6,182,989 6,569,840 6,044,242 Core return on average assets (non-GAAP) 0.95% 0.86% 0.89% 0.83% 0.83% Core return on average tangible common equity Core net income (non-GAAP) $ 16,757 $ 14,400 $ 13,790 $ 54,297 $ 50,313 Divided: Average tangible common equity 545,011 538,086 511,758 534,356 489,888 Core return on average tangible common equity (non-GAAP) 12.20% 10.62% 10.72% 10.16% 10.27% Core efficiency ratio Core non-interest expense (non-GAAP) $ 34,048 $ 32,642 $ 32,670 $ 129,789 $ 125,355 Core operating revenue (non-GAAP) 59,548 49,676 55,695 202,044 217,621 Core efficiency ratio (non-GAAP) 57.18% 65.71% 58.66% 64.24% 57.60%

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